Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	30,430				30,430	35,811	38,129	35,528	33,685	143,153
Equity in earnings of affiliates	153				153	528	487	549	215	1,779
Net gain on dispositions	1,087				1,087	—	237	2	82	321
Other income	56				56	97	58	84	4	243
Total Revenues and Other Income	31,726				31,726	36,436	38,911	36,163	33,986	145,496

Costs and Expenses
Purchased crude oil and products	27,660				27,660	32,386	34,628	32,194	30,754	129,962
Operating expenses	1,622				1,622	1,452	1,407	1,499	1,581	5,939
Selling, general and administrative expenses	519				519	557	552	1,194	511	2,814
Depreciation and amortization	791				791	504	497	543	819	2,363
Impairments	26				26	165	225	29	37	456
Taxes other than income taxes	233				233	165	49	53	62	329
Accretion on discounted liabilities	12				12	9	10	8	13	40
Interest and debt expense	221				221	227	231	229	220	907
Foreign currency transaction (gains) losses	(6)				(6)	7	1	1	2	11
Total Costs and Expenses	31,078				31,078	35,472	37,600	35,750	33,999	142,821
Income (loss) before income taxes	648				648	964	1,311	413	(13)	2,675
Income tax expense (benefit)	122				122	203	291	44	(38)	500
Net income	526				526	761	1,020	369	25	2,175
Less: net income attributable to noncontrolling interests	39				39	13	5	23	17	58
Net Income Attributable to Phillips 66	487				487	748	1,015	346	8	2,117

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.19				1.19	1.74	2.39	0.82	0.01	5.01
Diluted	1.18				1.18	1.73	2.38	0.82	0.01	4.99

Weighted-Average Common Shares Outstanding (thousands)
Basic	409,182				409,182	428,959	422,869	417,305	411,687	420,174
Diluted	410,505				410,505	431,906	425,734	418,803	412,962	421,888

Effective tax rate (%)*	18.8%				18.8%	21.1%	22.2%	10.7%	296.7%	18.7%
Adjusted effective tax rate (%)*	18.8%				18.8%	21.3%	21.4%	18.9%	27.2%	20.5%
* Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense (Benefit) divided by Income (Loss) Before Income Taxes. As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	751				751	554	767	644	673	2,638
Chemicals	113				113	205	222	342	107	876
Refining	(937)				(937)	216	302	(108)	(775)	(365)
Marketing and Specialties	1,282				1,282	366	415	(22)	252	1,011
Renewable Fuels	(185)				(185)	(55)	(55)	(116)	28	(198)
Corporate and Other	(376)				(376)	(322)	(340)	(327)	(298)	(1,287)
Income (loss) before income taxes	648				648	964	1,311	413	(13)	2,675
Less: income tax expense (benefit)	122				122	203	291	44	(38)	500
Net Income	526				526	761	1,020	369	25	2,175
Less: net income attributable to noncontrolling interests	39				39	13	5	23	17	58
Net Income Attributable to Phillips 66	487				487	748	1,015	346	8	2,117

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	243				243	303	309	282	282	1,176
NGL	440				440	310	444	390	426	1,570
Total Midstream	683				683	613	753	672	708	2,746
Chemicals	113				113	205	222	342	72	841
Refining
Atlantic Basin/Europe	(199)				(199)	78	15	(61)	(100)	(68)
Gulf Coast	(333)				(333)	113	42	(102)	(128)	(75)
Central Corridor	(50)				(50)	213	243	308	(94)	670
West Coast	(355)				(355)	(91)	2	(212)	(437)	(738)
Total Refining	(937)				(937)	313	302	(67)	(759)	(211)
Marketing and Specialties	265				265	307	415	583	185	1,490
Renewable Fuels	(185)				(185)	(55)	(55)	(116)	28	(198)
Corporate and Other	(355)				(355)	(322)	(340)	(327)	(294)	(1,283)
Adjusted income (loss) before income taxes	(416)				(416)	1,061	1,297	1,087	(60)	3,385
Less: adjusted income tax expense (benefit)	(78)				(78)	226	278	205	(16)	693
Adjusted Net Income (Loss)	(338)				(338)	835	1,019	882	(44)	2,692
Less: adjusted net income attributable to noncontrolling interests	30				30	13	35	23	17	88
Adjusted Net Income (Loss) Attributable to Phillips 66	(368)				(368)	822	984	859	(61)	2,604

Adjusted Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Diluted*	(0.90)				(0.90)	1.90	2.31	2.04	(0.15)	6.15

Adjusted Weighted-Average Common Shares Outstanding (thousands)
Diluted	409,182				409,182	432,158	425,734	419,827	411,687	422,538
* Income allocated to participating securities, if applicable, in the adjusted earnings per share calculation is the same as that used in the GAAP diluted earnings per share calculation. Recalculated diluted EPS using the rounded components may differ from the presented diluted EPS.

ADJUSTED EBITDA BY SEGMENT*

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream
Transportation	300				300	384	386	341	344	1,455
NGL	585				585	477	585	551	594	2,207
Total Midstream	885				885	861	971	892	938	3,662
Chemicals	244				244	325	348	466	209	1,348
Refining	(452)				(452)	545	531	188	(298)	966
Marketing and Specialties	315				315	377	484	656	307	1,824
Renewable Fuels	(162)				(162)	(49)	(43)	(92)	50	(134)
Corporate and Other	(94)				(94)	(116)	(108)	(112)	(76)	(412)
Adjusted EBITDA	736				736	1,943	2,183	1,998	1,130	7,254
* Refer to Use of Non-GAAP Financial Information on page 15. Also, refer to reconciliations of income (loss) before income taxes to segment Adjusted EBITDA in the "Midstream", "Chemicals", "Refining", "Marketing and Specialties", "Renewable Fuels", "Corporate and Other" sections, as well as the "Reconciliation of Consolidated Net Income to Adjusted EBITDA Attributable to Phillips 66" on page 15. Adjusted EBITDA and Adjusted EBITDA by segment presented includes our proportional share of selected equity affiliates.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Net gain on asset disposition ††	68				68	—	238	—	—	238
Impairments	—				—	(59)	(224)	(28)	(35)	(346)
Total Midstream	68				68	(59)	14	(28)	(35)	(108)

Chemicals
Winter-storm-related recovery	—				—	—	—	—	35	35
Total Chemicals	—				—	—	—	—	35	35

Refining
Certain tax impacts	—				—	—	—	—	9	9
Impairments	—				—	(104)	—	—	—	(104)
Los Angeles Refinery cessation costs	—				—	—	—	(41)	(3)	(44)
Legal accrual	—				—	—	—	—	(22)	(22)
Legal settlement	—				—	7	—	—	—	7
Total Refining	—				—	(97)	—	(41)	(16)	(154)

Marketing and Specialties
Legal settlement	—				—	59	—	—	—	59
Legal accrual	—				—	—	—	(605)	—	(605)
Net gain on asset disposition †	1,017				1,017	—	—	—	67	67
Total Marketing and Specialties	1,017				1,017	59	—	(605)	67	(479)

Renewable Fuels	—				—	—	—	—	—	—

Corporate and Other
Impairments	(21)				(21)	—	—	—	—	—
Los Angeles Refinery cessation costs	—				—	—	—	—	(4)	(4)
Total Corporate and Other	(21)				(21)	—	—	—	(4)	(4)

Total Special Items (Pre-tax)	1,064				1,064	(97)	14	(674)	47	(710)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items ♦	200				200	(23)	13	(161)	9	(162)
Other tax impacts	—				—	—	—	—	(31)	(31)
Total Income Tax Expense (Benefit)	200				200	(23)	13	(161)	(22)	(193)

Less: Income (Loss) Attributable to Noncontrolling Interests
Net gain on asset disposition ††	9				9	—	—	—	—	—
Impairment of certain DCP assets	—				—	—	(30)	—	—	(30)
Total Income (Loss) Attributable to Noncontrolling Interests	9				9	—	(30)	—	—	(30)

Total Phillips 66 Special Items (After-tax)	855				855	(74)	31	(513)	69	(487)

† Gain on disposition of our 49% non-operated equity interest in Coop Mineraloel AG which closed in January 2025. In connection with the sale, a before-tax unrealized gain was recognized from a foreign currency derivative in 2024.
†† Gain on disposition of DCP Midstream, LP's 25% interest in Gulf Coast Express Pipeline LLC.
♦ We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 24%. Taxable special items attributable to foreign locations likewise generally use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—				—	(59)	238	(28)	(35)	116
NGL	68				68	—	(224)	—	—	(224)
Total Midstream	68				68	(59)	14	(28)	(35)	(108)

Refining
Atlantic Basin/Europe	—				—	—	—	—	9	9
Gulf Coast	—				—	7	—	—	—	7
Central Corridor	—				—	—	—	—	—	—
West Coast	—				—	(104)	—	(41)	(25)	(170)
Total Refining	—				—	(97)	—	(41)	(16)	(154)

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	526				526	761	1,020	369	25	2,175
Depreciation and amortization	791				791	504	497	543	819	2,363
Impairments	26				26	165	225	29	37	456
Accretion on discounted liabilities	12				12	9	10	8	13	40
Deferred income taxes	(133)				(133)	(55)	(145)	113	(164)	(251)
Undistributed equity earnings	120				120	(180)	(179)	(160)	108	(411)
Loss (gain) on early redemption of debt	—				—	2	—	(5)	—	(3)
Net gain on dispositions	(1,087)				(1,087)	—	(237)	(2)	(82)	(321)
Unrealized investment (gain) loss*	10				10	(6)	7	1	(2)	—
Other	(6)				(6)	11	(17)	617	147	758
Net working capital changes	(72)				(72)	(1,447)	916	(381)	297	(615)
Net Cash Provided by (Used in) Operating Activities	187				187	(236)	2,097	1,132	1,198	4,191

Cash Flows From Investing Activities
Capital expenditures and investments	(423)				(423)	(628)	(367)	(358)	(506)	(1,859)
Acquisitions, net of cash acquired	—				—	—	—	(567)	(58)	(625)
Purchases of government obligations**	—				—	—	—	(1,100)	—	(1,100)
Return of investments in equity affiliates	25				25	41	26	55	19	141
Proceeds from asset dispositions	2,034				2,034	2	685	219	176	1,082
Advances/loans—related parties	(20)				(20)	—	—	—	—	—
Other	(25)				(25)	(80)	(17)	(29)	24	(102)
Net Cash Provided by (Used in) Investing Activities	1,591				1,591	(665)	327	(1,780)	(345)	(2,463)

Cash Flows From Financing Activities
Issuance of debt	—				—	3,815	(196)	1,518	1,135	6,272
Repayment of debt	(1,287)				(1,287)	(3,013)	(7)	(408)	(712)	(4,140)
Issuance of common stock	23				23	50	14	18	4	86
Repurchase of common stock	(247)				(247)	(1,164)	(840)	(800)	(647)	(3,451)
Dividends paid on common stock	(469)				(469)	(448)	(485)	(477)	(472)	(1,882)
Distributions to noncontrolling interests	(14)				(14)	(13)	(20)	(13)	(24)	(70)
Other	(55)				(55)	(73)	(9)	(30)	(8)	(120)
Net Cash Used in Financing Activities	(2,049)				(2,049)	(846)	(1,543)	(192)	(724)	(3,305)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	22				22	(6)	(7)	33	(28)	(8)

Net Change in Cash and Cash Equivalents	(249)				(249)	(1,753)	874	(807)	101	(1,585)
Cash and cash equivalents at beginning of period	1,738				1,738	3,323	1,570	2,444	1,637	3,323
Cash and Cash Equivalents at End of Period	1,489				1,489	1,570	2,444	1,637	1,738	1,738
* Represents the unrealized loss on our investment in NOVONIX. See NOVONIX Investment table on page 14 for more details.
** Includes U.S. Treasury securities.

CAPITAL PROGRAM

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments*
Midstream	216				216	255	96	172	228	751
Chemicals	—				—	—	—	—	—	—
Refining	176				176	135	105	146	196	582
Marketing and Specialties	15				15	15	20	18	32	85
Renewable Fuels	9				9	217	128	12	18	375
Corporate and Other	7				7	6	18	10	32	66
Consolidated Capital Expenditures and Investments	423				423	628	367	358	506	1,859
* Excludes net acquisitions of $58MM and $567MM in Q4 2024 and Q3 2024, respectively.

Consolidated Capital Expenditures and Investments*†
Growth	229				229	485	194	164	191	1,034
Sustaining	194				194	143	173	194	315	825
Consolidated Capital Expenditures and Investments	423				423	628	367	358	506	1,859
* Excludes net acquisitions of $58MM and $567MM in Q4 2024 and Q3 2024, respectively.
† See note on the use of non-GAAP measures.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments
CPChem (Chemicals)	182				182	201	199	179	230	809
WRB (Refining)	21				21	24	29	30	38	121
Selected Equity Affiliates	203				203	225	228	209	268	930

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Transportation	243				243	244	547	254	247	1,292
NGL	508				508	310	220	390	426	1,346
Income before Income Taxes	751				751	554	767	644	673	2,638

Equity in Earnings of Affiliates
Transportation	97				97	136	140	110	109	495
NGL	13				13	19	30	24	23	96
Total	110				110	155	170	134	132	591

Depreciation and Amortization*
Transportation	44				44	44	42	42	44	172
NGL	189				189	185	182	191	190	748
Total	233				233	229	224	233	234	920
* Excludes D&A of all non-consolidated affiliates.

Operating and SG&A Expenses*
Transportation	173				173	180	194	181	183	738
NGL	338				338	330	281	355	385	1,351
Total	511				511	510	475	536	568	2,089
* Excludes operating and SG&A expenses of all non-consolidated affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,893				2,893	2,979	3,059	3,006	3,168	3,053
Terminals	2,938				2,938	3,109	3,226	3,049	3,107	3,123
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment, excluding NGL's pipelines.

PSX Other Volumes
Wellhead Volume (Bcf/D)*	4.1				4.1	4.4	4.5	4.3	4.2	4.3
NGL Production (MB/D)*	437				437	417	437	439	449	436
Pipeline Throughput - Y-Grade to Market (MB/D)**	704				704	714	781	762	759	754
NGL Fractionated (MB/D)	748				748	679	744	728	760	728
* Includes 100% of DCP Midstream Class A Segment.
** Represents volumes delivered to major fractionation market hubs, including Mont Belvieu, Sweeny and Conway. Includes 100% of DCP Midstream Class A Segment and Phillips 66's direct interest in DCP Sand Hills Pipeline, LLC and DCP Southern Hills Pipeline, LLC.

Market Indicators
Weighted-Average NGL Price ($/gal)*	0.74				0.74	0.70	0.68	0.64	0.70	0.68
Henry Hub Natural Gas Price ($/MMBtu)**	4.27				4.27	2.41	2.04	2.09	2.42	2.24
WTI ($/BBL)**	71.46				71.46	77.07	80.73	75.19	70.36	75.83
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.
** Based on daily spot prices.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA
Income before income taxes	751				751	554	767	644	673	2,638
Plus:
Depreciation and amortization	233				233	229	224	233	234	920
EBITDA	984				984	783	991	877	907	3,558

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(68)				(68)	—	(238)	—	—	(238)
Impairments	—				—	59	224	28	35	346
EBITDA, Adjusted for Special Items	916				916	842	977	905	942	3,666

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3				3	3	5	5	3	16
Proportional share of selected equity affiliates net interest	3				3	13	10	3	3	29
Proportional share of selected equity affiliates depreciation and amortization	23				23	38	37	26	28	129
Adjusted EBITDA attributable to noncontrolling interests	(60)				(60)	(35)	(58)	(47)	(38)	(178)
Adjusted EBITDA	885				885	861	971	892	938	3,662

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Transportation
Income before income taxes	243				243	244	547	254	247	1,292
Plus:
Depreciation and amortization	44				44	44	42	42	44	172
EBITDA	287				287	288	589	296	291	1,464

Special Item Adjustments (pre-tax):
Net gain on asset disposition	—				—	—	(238)	—	—	(238)
Impairments	—				—	59	—	28	35	122
EBITDA, Adjusted for Special Items	287				287	347	351	324	326	1,348

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	3				3	3	5	5	3	16
Proportional share of selected equity affiliates net interest	3				3	13	10	3	3	29
Proportional share of selected equity affiliates depreciation and amortization	15				15	26	25	15	16	82
Adjusted EBITDA attributable to noncontrolling interests	(8)				(8)	(5)	(5)	(6)	(4)	(20)
Adjusted EBITDA	300				300	384	386	341	344	1,455

NGL
Income before income taxes	508				508	310	220	390	426	1,346
Plus:
Depreciation and amortization	189				189	185	182	191	190	748
EBITDA	697				697	495	402	581	616	2,094

Special Item Adjustments (pre-tax):
Net gain on asset disposition	(68)				(68)	—	—	—	—	—
Impairments	—				—	—	224	—	—	224
EBITDA, Adjusted for Special Items	629				629	495	626	581	616	2,318

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—				—	—	—	—	—	—
Proportional share of selected equity affiliates depreciation and amortization	8				8	12	12	11	12	47
Adjusted EBITDA attributable to noncontrolling interests	(52)				(52)	(30)	(53)	(41)	(34)	(158)
Adjusted EBITDA	585				585	477	585	551	594	2,207

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	113				113	205	222	342	107	876

Equity in Earnings of Affiliate	113				113	201	219	339	104	863

100% CPChem Results
Net Income, excludes parent company income tax related to CPChem's earnings	226				226	402	438	678	208	1,726

Income before Income Taxes	235				235	413	450	690	217	1,770

Depreciation and Amortization	170				170	153	154	154	185	646

Net Interest Expense*	(2)				(2)	7	2	(2)	(1)	6
* Net of interest income.

Investing Cash Flows – Outflows/(Inflows)
Capital Expenditures and Investments	363				363	401	399	357	460	1,617
Return of Investments from Equity Companies	—				—	—	(14)	—	—	(14)

Olefins and Polyolefins Capacity Utilization (%)	100%				100%	96%	98%	98%	98%	97%

Market Indicator*
Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	10.9				10.9	16.4	18.3	23.7	12.4	17.7
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	113				113	205	222	342	107	876
Plus:
None	—				—	—	—	—	—	—
EBITDA	113				113	205	222	342	107	876

Special Item Adjustments (pre-tax):
Winter-storm-related recovery	—				—	—	—	—	(35)	(35)
EBITDA, Adjusted for Special Items	113				113	205	222	342	72	841

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	13				13	13	15	13	11	52
Proportional share of selected equity affiliates net interest	(1)				(1)	1	—	(2)	—	(1)
Proportional share of selected equity affiliates depreciation and amortization	119				119	106	111	113	126	456
Adjusted EBITDA	244				244	325	348	466	209	1,348

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(199)				(199)	78	15	(61)	(91)	(59)
Gulf Coast	(333)				(333)	120	42	(102)	(128)	(68)
Central Corridor	(50)				(50)	213	243	308	(94)	670
West Coast	(355)				(355)	(195)	2	(253)	(462)	(908)
Income (Loss) before Income Taxes	(937)				(937)	216	302	(108)	(775)	(365)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(5.15)				(5.15)	1.66	0.30	(1.27)	(1.79)	(0.30)
Gulf Coast	(8.95)				(8.95)	2.53	0.82	(2.10)	(2.62)	(0.35)
Central Corridor	(1.85)				(1.85)	8.31	8.69	11.38	(3.35)	6.18
West Coast	(16.60)				(16.60)	(8.26)	0.10	(11.51)	(22.65)	(10.38)
Worldwide	(7.53)				(7.53)	1.50	2.00	(0.74)	(5.24)	(0.62)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.08				7.08	9.70	8.10	5.87	6.09	7.42
Gulf Coast	4.43				4.43	10.95	7.88	6.39	5.58	7.68
Central Corridor	8.29				8.29	12.56	12.75	14.19	6.68	11.52
West Coast	7.12				7.12	10.60	13.06	4.34	5.74	8.50
Worldwide	6.81				6.81	11.01	10.01	8.31	6.08	8.84
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)				(2)	(1)	(2)	(2)	(2)	(7)
Gulf Coast	—				—	1	—	1	—	2
Central Corridor	(103)				(103)	108	35	(11)	(77)	55
West Coast	—				—	—	—	—	—	—
Total	(105)				(105)	108	33	(12)	(79)	50

Depreciation and Amortization*
Atlantic Basin/Europe	56				56	52	51	53	54	210
Gulf Coast	72				72	62	65	68	67	262
Central Corridor	41				41	44	42	42	43	171
West Coast	287				287	50	46	67	271	434
Total	456				456	208	204	230	435	1,077
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	379				379	254	276	267	270	1,067
Gulf Coast	390				390	307	278	312	305	1,202
Central Corridor	171				171	167	167	151	174	659
West Coast	180				180	263	214	252	279	1,008
Total	1,120				1,120	991	935	982	1,028	3,936
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	97				97	19	33	31	19	102
Gulf Coast	164				164	82	39	83	78	282
Central Corridor	2				2	1	3	8	9	21
West Coast	7				7	22	25	15	17	79
Total	270				270	124	100	137	123	484
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	22				22	24	15	24	22	85
Gulf Coast	35				35	38	19	26	28	111
Central Corridor	26				26	28	22	27	21	98
West Coast	27				27	31	18	23	21	93
Total	110				110	121	74	100	92	387

Foreign Currency Gains (Losses) Pre-Tax	9				9	1	(1)	6	(6)	—

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(105)				(105)	108	33	(12)	(79)	50
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(141)				(141)	(331)	(260)	(193)	(132)	(916)
Equity affiliate-related expenses not included in Realized Refining Margins	(246)				(246)	(223)	(227)	(205)	(211)	(866)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Proportional Share of Certain* Equity Affiliate Operating and SG&A Expenses	200				200	181	184	163	166	694

Proportional Share of Certain* Equity Affiliate Turnaround Expense, included in Equity Affiliate Operating and SG&A Expenses	27				27	22	30	9	7	68
* Includes WRB Refining, LP (WRB) and Mineraloelraffinerie Oberrhein GmbH (MiRO).

Operating expenses	1,074				1,074	953	884	922	968	3,727
Selling, general and administrative expenses	46				46	38	51	60	60	209
Refining Controllable Costs*	1,120				1,120	991	935	982	1,028	3,936

Refining Controllable Costs ($/BBL)*	9.00				9.00	6.89	6.18	6.75	6.95	6.69
* Excludes operating and SG&A expenses of all equity affiliates. See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs per barrel included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Refining Adjusted Controllable Costs ($/BBL)*	9.07				9.07	7.06	6.43	6.53	6.83	6.71
* See note on the use of non-GAAP measures. Also, see reconciliation of Refining operating and SG&A expenses to Refining Adjusted Controllable Costs included in the "Reconciliation of Refining Operating and SG&A Expenses to Refining Adjusted Controllable Costs" section.

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (Loss) before income taxes	(937)				(937)	216	302	(108)	(775)	(365)
Plus:
Depreciation and amortization	456				456	208	204	230	435	1,077
EBITDA	(481)				(481)	424	506	122	(340)	712

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(9)	(9)
Impairments	—				—	104	—	—	—	104
Los Angeles Refinery cessation costs	—				—	—	—	41	3	44
Legal accrual	—				—	—	—	—	22	22
Legal settlement	—				—	(7)	—	—	—	(7)
EBITDA, Adjusted for Special Items	(481)				(481)	521	506	163	(324)	866

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—				—	—	1	(1)	(1)	(1)
Proportional share of selected equity affiliates net interest	2				2	(1)	(2)	(1)	—	(4)
Proportional share of selected equity affiliates depreciation and amortization	27				27	25	26	27	27	105
Adjusted EBITDA	(452)				(452)	545	531	188	(298)	966

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	359				359	472	527	498	511	502
Total Processed Inputs (MB/D)	430				430	516	555	520	552	536
Crude Oil Capacity Utilization (%)	67%				67%	88%	98%	93%	95%	93%
Clean Product Yield (%)	89%				89%	87%	87%	89%	88%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	369				369	475	507	473	479	483
Total Processed Inputs (MB/D)	413				413	522	563	528	530	536
Crude Oil Capacity Utilization (%)	70%				70%	90%	96%	89%	91%	91%
Clean Product Yield (%)	81%				81%	76%	83%	81%	82%	80%

Central Corridor*
Crude Oil Charge Input (MB/D)	521				521	509	541	533	535	529
Total Processed Inputs (MB/D)	536				536	527	558	549	555	547
Crude Oil Capacity Utilization (%)	98%				98%	96%	102%	100%	101%	100%
Clean Product Yield (%)	91%				91%	90%	89%	89%	93%	90%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	228				228	244	227	230	214	229
Total Processed Inputs (MB/D)	237				237	260	237	239	222	239
Crude Oil Capacity Utilization (%)	93%				93%	100%	93%	94%	88%	94%
Clean Product Yield (%)	89%				89%	84%	88%	93%	93%	89%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,477				1,477	1,700	1,802	1,734	1,739	1,743
Total Processed Inputs (MB/D)	1,616				1,616	1,825	1,913	1,836	1,859	1,858
Crude Oil Capacity Utilization (%)	80%				80%	92%	98%	94%	94%	95%
Clean Product Yield (%)	87%				87%	84%	86%	87%	88%	87%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	199				199	227	242	234	230	233
Distillates	166				166	206	226	213	240	221
Other	70				70	89	88	77	89	86
Total	435				435	522	556	524	559	540
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	184				184	193	234	221	215	216
Distillates	138				138	192	216	194	205	202
Other	87				87	141	121	123	114	124
Total	409				409	526	571	538	534	542

Central Corridor*
Gasoline	263				263	258	266	263	278	266
Distillates	223				223	212	231	225	234	225
Other	56				56	57	67	66	48	60
Total	542				542	527	564	554	560	551
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	131				131	126	119	133	123	125
Distillates	81				81	91	87	88	83	87
Other	24				24	40	28	16	18	26
Total	236				236	257	234	237	224	238

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	777				777	804	861	851	846	840
Distillates	608				608	701	760	720	762	735
Other	237				237	327	304	282	269	296
Total	1,622				1,622	1,832	1,925	1,853	1,877	1,871

Market Indicators
Crude and Crude Differentials ($/BBL) †
WTI	71.46				71.46	77.07	80.73	75.19	70.36	75.83
Brent	75.66				75.66	83.24	84.94	80.18	74.69	80.76
ANS	75.99				75.99	81.47	86.39	78.91	74.29	80.26
WTI less Maya	6.36				6.36	7.51	7.26	8.02	7.14	7.48
WTI less WCS (settlement differential)	12.65				12.65	19.33	13.55	13.51	12.46	14.71

Natural Gas ($/MMBtu) †
Henry Hub	4.27				4.27	2.41	2.04	2.09	2.42	2.24
† Based on daily spot prices, unless otherwise noted.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	1,282				1,282	366	415	(22)	252	1,011

Income (Loss) before Income Taxes ($/BBL)
U.S.	0.67				0.67	1.38	1.16	(1.43)	0.52	0.41
International	39.88				39.88	2.94	5.02	5.07	2.69	3.93

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.36				1.36	1.60	1.70	2.45	1.18	1.73
International	4.87				4.87	4.88	5.87	6.19	3.70	5.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*	243				243	296	248	274	241	1,059
* Excludes gain on dispositions and excise taxes on sales of refined products.

Equity in Earnings of Affiliates	36				36	64	66	88	58	276

Depreciation and Amortization*	20				20	36	32	32	79	179
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*	346				346	335	358	959	350	2,002
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Products Sales (MB/D)
U.S. Marketing
Gasoline	1,080				1,080	1,111	1,259	1,147	1,158	1,169
Distillates	735				735	797	843	813	908	840
Other	13				13	18	12	28	21	20
Total	1,828				1,828	1,926	2,114	1,988	2,087	2,029

International Marketing
Gasoline	114				114	104	112	106	113	109
Distillates	171				171	171	165	177	165	170
Other	27				27	28	40	23	37	32
Total	312				312	303	317	306	315	311

Worldwide Marketing
Gasoline	1,194				1,194	1,215	1,371	1,253	1,271	1,278
Distillates	906				906	968	1,008	990	1,073	1,010
Other	40				40	46	52	51	58	52
Total	2,140				2,140	2,229	2,431	2,294	2,402	2,340

Foreign Currency Gains (Losses) Pre-Tax	2				2	(7)	—	2	2	(3)

Reconciliation of Marketing and Specialties Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	1,282				1,282	366	415	(22)	252	1,011
Plus:
Depreciation and amortization	20				20	36	32	32	79	179
EBITDA	1,302				1,302	402	447	10	331	1,190

Special Item Adjustments (pre-tax):
Legal settlement	—				—	(59)	—	—	—	(59)
Legal accrual	—				—	—	—	605	—	605
Net gain on asset disposition	(1,017)				(1,017)	—	—	—	(67)	(67)
EBITDA, Adjusted for Special Items	285				285	343	447	615	264	1,669

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2				2	5	5	7	4	21
Proportional share of selected equity affiliates net interest	10				10	10	11	12	11	44
Proportional share of selected equity affiliates depreciation and amortization	18				18	19	21	22	28	90
Adjusted EBITDA	315				315	377	484	656	307	1,824

Phillips 66 Earnings Release Supplemental Data

RENEWABLE FUELS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income (Loss) before Income Taxes	(185)				(185)	(55)	(55)	(116)	28	(198)

Operating and SG&A Expenses*	114				114	83	110	118	110	421
* Excludes operating and SG&A expenses of all equity affiliates.

Operating Statistics
Total Renewable Fuels Produced (MB/D)	44				44	9	31	44	42	31
Total Renewable Fuel Sales (MB/D)	63				63	34	45	70	62	52

Market Indicators*
Chicago Board of Trade (CBOT) soybean oil (dollars per pound)	0.44				0.44	0.47	0.45	0.43	0.43	0.44
California Low-Carbon Fuel Standard (LCFS) carbon credit (dollars per metric ton)	66.28				66.28	63.86	51.83	53.89	72.33	60.48
California Air Resource Board (CARB) ULSD - San Francisco (dollars per gallon)	2.44				2.44	2.65	2.64	2.39	2.25	2.48
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	0.79				0.79	0.58	0.51	0.60	0.66	0.59
* Based on daily spot prices, unless otherwise noted.

Reconciliation of Renewable Fuels Income (Loss) before Income Taxes to Adjusted EBITDA
Income (Loss) before income taxes	(185)				(185)	(55)	(55)	(116)	28	(198)
Plus:
Depreciation and amortization	23				23	6	12	24	22	64
EBITDA	(162)				(162)	(49)	(43)	(92)	50	(134)

Special Item Adjustments (pre-tax):
None	—				—	—	—	—	—	—
EBITDA, Adjusted for Special Items	(162)				(162)	(49)	(43)	(92)	50	(134)

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(376)				(376)	(322)	(340)	(327)	(298)	(1,287)

Detail of Gain (Loss) before Income Taxes
Net interest expense	(187)				(187)	(186)	(200)	(191)	(168)	(745)
Corporate overhead and other	(174)				(174)	(141)	(133)	(136)	(129)	(539)
NOVONIX	(15)				(15)	5	(7)	—	(1)	(3)
Total	(376)				(376)	(322)	(340)	(327)	(298)	(1,287)

Net Interest Expense
Interest expense	(230)				(230)	(238)	(238)	(232)	(220)	(928)
Capitalized interest	9				9	10	8	3	—	21
Gain on early retirement of debt	—				—	—	—	—	4	4
Interest income	34				34	42	30	38	48	158
Total	(187)				(187)	(186)	(200)	(191)	(168)	(745)

NOVONIX Investment
Unrealized Investment Gain (Loss)	(15)				(15)	6	(7)	(1)	2	—
Unrealized Foreign Currency Transaction Gain (Loss)	—				—	(1)	—	1	(3)	(3)
Change in Fair Value of NOVONIX Investment	(15)				(15)	5	(7)	—	(1)	(3)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(376)				(376)	(322)	(340)	(327)	(298)	(1,287)
Plus:
Net interest expense	187				187	186	200	191	168	745
Depreciation and amortization	59				59	25	25	24	49	123
EBITDA	(130)				(130)	(111)	(115)	(112)	(81)	(419)

Special Item Adjustments (pre-tax):
Impairment	21				21	—	—	—	—	4
Los Angeles Refinery cessation costs	—				—	—	—	—	4	4
Total Special Item Adjustments (pre-tax)	21				21	—	—	—	4	4
Change in Fair Value of NOVONIX Investment	15				15	(5)	7	—	1	3
EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	(94)				(94)	(116)	(108)	(112)	(76)	(412)

Other Adjustments (pre-tax):
None	—				—	—	—	—	—	—
Adjusted EBITDA	(94)				(94)	(116)	(108)	(112)	(76)	(412)

Foreign Currency Losses Pre-Tax	(2)				(2)	—	—	—	(2)	(2)

Phillips 66 Company
Total Debt	18,803				18,803	20,154	19,960	19,998	20,062	20,062
Total Equity	28,353				28,353	30,794	30,507	29,784	28,463	28,463
Debt-to-Capital Ratio (%)	40%				40%	40%	40%	40%	41%	41%

Cash	1,489				1,489	1,570	2,444	1,637	1,738	1,738
Net Debt-to-Capital Ratio (%)	38%				38%	38%	36%	38%	39%	39%

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF CONSOLIDATED NET INCOME TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income	526				526	761	1,020	369	25	2,175
Plus:
Income tax expense (benefit)	122				122	203	291	44	(38)	500
Net interest expense	187				187	186	200	191	168	745
Depreciation and amortization	791				791	504	497	543	819	2,363
Phillips 66 EBITDA	1,626				1,626	1,654	2,008	1,147	974	5,783

Special Item Adjustments (pre-tax):
Certain tax impacts	—				—	—	—	—	(9)	(9)
Net gain on asset disposition	(1,085)				(1,085)	—	(238)	—	(67)	(305)
Impairments	21				21	163	224	28	35	450
Winter-storm-related recovery	—				—	—	—	—	(35)	(35)
Los Angeles Refinery cessation costs	—				—	—	—	41	7	48
Legal accrual	—				—	—	—	605	22	627
Legal settlement	—				—	(66)	—	—	—	(66)
Total Special Item Adjustments (pre-tax)	(1,064)				(1,064)	97	(14)	674	(47)	710
Change in Fair Value of NOVONIX Investment*	15				15	(5)	7	—	1	3
Phillips 66 EBITDA, Adjusted for Special Items and Change in Fair Value of NOVONIX Investment	577				577	1,746	2,001	1,821	928	6,496

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	18				18	21	26	24	17	88
Proportional share of selected equity affiliates net interest	14				14	23	19	12	14	68
Proportional share of selected equity affiliates depreciation and amortization	187				187	188	195	188	209	780
Adjusted EBITDA attributable to noncontrolling interests	(60)				(60)	(35)	(58)	(47)	(38)	(178)
Phillips 66 Adjusted EBITDA	736				736	1,943	2,183	1,998	1,130	7,254

* See NOVONIX Investment table on page 14 for more details.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "refining adjusted controllable costs per barrel." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Refining controllable cost and Refining adjusted controllable costs per barrel are included to help facilitate comparisons with other companies in our industry on refinery operational performance. The GAAP measures most directly comparable to Refining controllable cost are operating expenses and selling, general and administrative expenses (SG&A). A reconciliation of refining operating and SG&A expenses to refining adjusted controllable costs plus our proportional share of operating and SG&A expenses of two refining equity affiliates that are reflected in earnings of affiliates, is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Sustaining capital expenditures demonstrate the capital required to maintain and extend the life of existing assets to ensure the ongoing operation and integrity of assets, including equipment, infrastructure, and facilities. A reconciliation of sustaining capital to consolidated capital expenditures and investments, excluding acquisitions and purchases of government obligations, is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(199)				(199)	78	15	(61)	(91)	(59)
Plus:
Taxes other than income taxes	22				22	24	15	24	22	85
Depreciation, amortization and impairments	56				56	52	51	53	55	211
Selling, general and administrative expenses	6				6	3	12	14	14	43
Operating expenses	373				373	251	264	253	256	1,024
Equity in losses of affiliates	2				2	1	2	2	2	7
Other segment (income) expense, net	(6)				(6)	13	18	(25)	40	46
Proportional share of refining gross margins contributed by equity affiliates	21				21	33	32	21	21	107
Special items:
Certain tax impacts	—				—	—	—	—	(9)	(9)
Realized refining margins	275				275	455	409	281	310	1,455

Total processed inputs (MB)*	38,716				38,716	46,911	50,545	47,819	50,792	196,067
Adjusted total processed inputs (MB)*	38,716				38,716	46,911	50,545	47,819	50,792	196,067

Income (loss) before income taxes ($/BBL)**	(5.15)				(5.15)	1.66	0.30	(1.27)	(1.79)	(0.30)
Realized refining margins ($/BBL)***	7.08				7.08	9.70	8.10	5.87	6.09	7.42

GULF COAST
Income (loss) before income taxes	(333)				(333)	120	42	(102)	(128)	(68)
Plus:
Taxes other than income taxes	35				35	38	19	26	28	111
Depreciation, amortization and impairments	72				72	62	64	69	67	262
Selling, general and administrative expenses	9				9	6	9	8	9	32
Operating expenses	381				381	301	269	304	296	1,170
Equity in earnings of affiliates	—				—	(1)	—	(1)	—	(2)
Other segment expense, net	1				1	1	1	6	—	8
Special items:
Legal settlement	—				—	(7)	—	—	—	(7)
Realized refining margins	165				165	520	404	310	272	1,506

Total processed inputs (MB)	37,206				37,206	47,492	51,204	48,609	48,750	196,055
Adjusted total processed inputs (MB)	37,206				37,206	47,492	51,204	48,609	48,750	196,055

Income (loss) before income taxes ($/BBL)**	(8.95)				(8.95)	2.53	0.82	(2.10)	(2.62)	(0.35)
Realized refining margins ($/BBL)***	4.43				4.43	10.95	7.88	6.39	5.58	7.68

CENTRAL CORRIDOR
Income (loss) before income taxes	(50)				(50)	213	243	308	(94)	670
Plus:
Taxes other than income taxes	26				26	28	22	27	21	98
Depreciation, amortization and impairments	41				41	44	44	41	43	172
Selling, general and administrative expenses	23				23	24	25	27	26	102
Operating expenses	148				148	143	142	124	148	557
Equity in (earnings) losses of affiliates	103				103	(108)	(35)	11	77	(55)
Other segment (income) expense, net	(12)				(12)	(40)	(22)	8	9	(45)
Proportional share of refining gross margins contributed by equity affiliates	120				120	298	228	172	111	809
Realized refining margins	399				399	602	647	718	341	2,308

Total processed inputs (MB)	27,169				27,169	25,658	27,994	27,025	27,886	108,563
Adjusted total processed inputs (MB)*	48,275				48,275	47,912	50,805	50,536	51,037	200,290

Income (loss) before income taxes ($/BBL)**	(1.85)				(1.85)	8.31	8.69	11.38	(3.35)	6.18
Realized refining margins ($/BBL)***	8.29				8.29	12.56	12.75	14.19	6.68	11.52

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(355)				(355)	(195)	2	(253)	(462)	(908)
Plus:
Taxes other than income taxes	27				27	31	18	23	21	93
Depreciation, amortization and impairments	287				287	156	44	67	271	538
Selling, general and administrative expenses	8				8	5	5	11	11	32
Operating expenses	172				172	258	209	241	268	976
Other segment (income) expense, net	12				12	(4)	2	7	9	14
Realized refining margins	151				151	251	280	96	118	745

Total processed inputs (MB)	21,362				21,362	23,639	21,553	21,987	20,452	87,631
Adjusted total processed inputs (MB)	21,362				21,362	23,639	21,553	21,987	20,452	87,631

Income (loss) before income taxes ($/BBL)**	(16.60)				(16.60)	(8.26)	0.10	(11.51)	(22.65)	(10.38)
Realized refining margins ($/BBL)***	7.12				7.12	10.60	13.06	4.34	5.74	8.50

WORLDWIDE
Income (loss) before income taxes	(937)				(937)	216	302	(108)	(775)	(365)
Plus:
Taxes other than income taxes	110				110	121	74	100	92	387
Depreciation, amortization and impairments	456				456	314	203	230	436	1,183
Selling, general and administrative expenses	46				46	38	51	60	60	209
Operating expenses	1,074				1,074	953	884	922	968	3,727
Equity in (earnings) losses of affiliates	105				105	(108)	(33)	12	79	(50)
Other segment (income) expense, net	(5)				(5)	(30)	(1)	(4)	58	23
Proportional share of refining gross margins contributed by equity affiliates	141				141	331	260	193	132	916
Special items:
Certain tax impacts	—				—	—	—	—	(9)	(9)
Legal settlement	—				—	(7)	—	—	—	(7)
Realized refining margins	990				990	1,828	1,740	1,405	1,041	6,014

Total processed inputs (MB)	124,453				124,453	143,700	151,296	145,440	147,880	588,316
Adjusted total processed inputs (MB)*	145,559				145,559	165,954	174,107	168,951	171,031	680,043

Income (loss) before income taxes ($/BBL)**	(7.53)				(7.53)	1.50	2.00	(0.74)	(5.24)	(0.62)
Realized refining margins ($/BBL)***	6.81				6.81	11.01	10.01	8.31	6.08	8.84

* Includes our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

OPERATING AND SG&A EXPENSES NON-GAAP RECONCILIATION
RECONCILIATION OF REFINING OPERATING AND SG&A EXPENSES TO REFINING ADJUSTED CONTROLLABLE COSTS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
WORLDWIDE
Turnaround expenses	270				270	124	100	137	123	484
Other operating expenses	804				804	829	784	785	845	3,243
Total operating expenses	1,074				1,074	953	884	922	968	3,727
Selling, general and administrative expenses	46				46	38	51	60	60	209
Refining Controllable Costs	1,120				1,120	991	935	982	1,028	3,936
Plus:
Proportional share of equity affiliate turnaround expenses*	27				27	22	30	9	7	68
Proportional share of equity affiliate other operating and SG&A expenses*	173				173	159	154	154	159	626
Total proportional share of equity affiliate operating and SG&A expenses*	200				200	181	184	163	166	694
Special item adjustments (pre-tax):
Legal accrual	—				—	—	—	—	(22)	(22)
Los Angeles Refinery cessation costs	—				—	—	—	(41)	(3)	(44)
Refining Adjusted Controllable Costs	1,320				1,320	1,172	1,119	1,104	1,169	4,564

Total processed inputs (MB)	124,453				124,453	143,700	151,296	145,440	147,880	588,316
Adjusted total processed inputs (MB)**	145,559				145,559	165,954	174,107	168,951	171,031	680,043

Refining turnaround expense ($/BBL)***	2.17				2.17	0.86	0.66	0.94	0.83	0.82
Refining controllable costs, excluding turnaround expense ($/BBL)***	6.83				6.83	6.03	5.52	5.81	6.12	5.87
Refining Controllable Costs ($/BBL)***	9.00				9.00	6.89	6.18	6.75	6.95	6.69

Refining adjusted turnaround expense ($/BBL)****	2.04				2.04	0.88	0.75	0.86	0.76	0.81
Refining adjusted controllable costs, excluding adjusted turnaround expense ($/BBL)****	7.03				7.03	6.18	5.68	5.67	6.07	5.90
Refining Adjusted Controllable Costs ($/BBL)****	9.07				9.07	7.06	6.43	6.53	6.83	6.71
* Represents proportional share of operating and SG&A of equity affiliates for our Refining segment that are reflected as a component of equity in earnings of affiliates on our consolidated statement of income.
** Includes our proportional share of processed inputs of an equity affiliate.
*** Denominator is total processed inputs.
**** Denominator is adjusted total processed inputs.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income (loss) before income taxes	111				111	242	223	(262)	100	303
Plus:
Depreciation and amortization	13				13	10	9	9	10	38
Selling, general and administrative expenses	203				203	186	217	823	208	1,434
Equity in earnings of affiliates	(7)				(7)	(2)	(12)	(10)	(5)	(29)
Other operating revenues*	(105)				(105)	(108)	(123)	(127)	(109)	(467)
Other expense, net	9				9	11	14	14	22	61
Special items:
Legal settlement	—				—	(59)	—	—	—	(59)
Realized marketing fuel margins	224				224	280	328	447	226	1,281

Total fuel sales volumes (MB)	164,499				164,499	175,269	192,398	182,823	191,977	742,467

Income (loss) before income taxes ($/BBL)	0.67				0.67	1.38	1.16	(1.43)	0.52	0.41
Realized marketing fuel margins ($/BBL)**	1.36				1.36	1.60	1.70	2.45	1.18	1.73

INTERNATIONAL
Income before income taxes	1,117				1,117	81	145	143	78	447
Plus:
Depreciation and amortization	2				2	18	18	20	60	116
Selling, general and administrative expenses	65				65	64	63	64	74	265
Equity in earnings of affiliates	(8)				(8)	(24)	(29)	(30)	(23)	(106)
Other operating revenues*	(12)				(12)	(6)	(9)	(11)	(8)	(34)
Other (income) expense, net	3				3	15	(2)	2	5	20
Special items:
Net gain on asset disposition	(1,017)				(1,017)	—	—	—	(67)	(67)
Marketing margins	150				150	148	186	188	119	641
Less: margin for nonfuel related sales	14				14	13	16	14	13	56
Realized marketing fuel margins	136				136	135	170	174	106	585

Total fuel sales volumes (MB)	28,011				28,011	27,590	28,893	28,207	29,022	113,712

Income before income taxes ($/BBL)	39.88				39.88	2.94	5.02	5.07	2.69	3.93
Realized marketing fuel margins ($/BBL)**	4.87				4.87	4.88	5.87	6.19	3.70	5.15

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2025					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	648				648	964	1,311	413	(13)	2,675
Special items	(1,064)				(1,064)	97	(14)	674	(47)	710
Adjusted income (loss) before income taxes	(416)				(416)	1,061	1,297	1,087	(60)	3,385

Income tax expense (benefit)	122				122	203	291	44	(38)	500
Special items	(200)				(200)	23	(13)	161	22	193
Adjusted income tax expense (benefit)	(78)				(78)	226	278	205	(16)	693

Effective tax rate (%)*	18.8%				18.8%	21.1%	22.2%	10.7%	296.7%	18.7%
Adjusted effective tax rate (%)*	18.8%				18.8%	21.3%	21.4%	18.9%	27.2%	20.5%
* Effective tax rate (%) and Adjusted effective tax rate (%), as presented, are calculated using the underlying Income Tax Expense (Benefit) divided by Income (Loss) Before Income Taxes. As such, recalculated tax rate percentages using the rounded Income (Loss) Before Income Taxes and Income Tax Expense (Benefit) may differ from the presented tax rates (%).